                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 1998




                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


                      Delaware                           76-0506313
          (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)             Identification No.)


                            950 Echo Lane, Suite 350
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)


                                 (713) 467-6268
               (Registrant's telephone number including area code)

 ITEM 7.  FINANCIAL STATEMENTS

     (A) Financial statements of the business acquired.

          This Form 8-K/A is being filed to update the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 15, 1998. The financial statements and pro forma financial information for the Maxwell Group are not required, as the business is no longer deemed a significant subsidiary under the requirements of Rule 3-05 of Regulation S-X. This determination was based on the financial statements and pro forma financial information included in the Form 8-K/A for a previous acquisition, filed by the Registrant with the Securities and Exchange Commission on May 28, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Group 1 Automotive, Inc.

      June 11, 1998                 By:  /s/ Scott L. Thompson
--------------------------             -----------------------------------------
         Date                          Scott L. Thompson, Senior
                                       Vice President - Chief Financial Officer